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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 Date of Report
                                January 28, 1997

                       STARTECH ENVIRONMENTAL CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    Colorado
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                 (State or other jurisdiction of incorporation)

            0-25312                                     84-1286576
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       (Commission File No.)                         (IRS Employer ID)

                             79 Old Ridgefield Road
                           Wilton, Connecticut 06897
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             (Address of principal executive offices and Zip Code)

                                  203/762-2499
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              (Registrant's telephone number, including area code)


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ITEM 4.  Change in Registrant's Certifying Accountant

(a)  Previous independent accountant

     (i) At its board meeting on August 30, 1996, the Board of Directors of the Registrant dismissed Robert Moe & Associates, P.S. Certified Public Accountants, Spokane, Washington, as its independent accountant. This decision was made due to the inconvenience and increased expense caused by the difference in geographical location between the accountant firm and the Registrant.

     (ii) Robert Moe & Associates, P.S. performed the audit for the period ended October 31, 1995. The report contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

     (iii)The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

     (iv) The accounting firm of Robert Moe & Associates, P.S. was replaced as a result of the engagement of Kostin Ruffkess. There were no disagreements with Robert Moe & Associates, P.S. on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure or any reportable events. Robert Moe & Associates, P.S. were replaced as a result of the Board of Directors meeting of the Registrant (see (i) above) and the subsequent letter and release from Robert Moe & Associates, P.S., of September 19, 1996.

     (v) The Registrant has requested that Robert Moe & Associate, P.S. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statement. A copy of Robert Moe & Associates, P.S. 's letters are filed as "Exhibit 16.5 and 16.6" to this Form 8-K/A.

(b)  New independent accountants

     (i) At its board meeting on December 31, 1996, the Board of Directors of the Registrant engaged Kostin,Ruffkess & Company, LLC Certified Public Accountants, West Hartford, Connecticut, as its independent accountants for the year ended October 31, 1996.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             STARTECH ENVIRONMENTAL CORPORATION


                                             BY:  /S/  JOHN D. WATTS
                                                  -----------------------------
                                                 John D. Watts, Vice President


DATED:  January 28, 1997